EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

among

CENVEO, INC.

CENVEO CORPORATION

THE GUARANTORS listed on Schedule I hereto as Guarantors

and

LEHMAN BROTHERS INC.

Dated as of June 13, 2008

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 13, 2008, among Cenveo, Inc., a Colorado corporation (the “Parent”), Cenveo Corporation, a Delaware corporation (the “Company”), the Guarantors listed on Schedule I hereto (the “Guarantors”) and Lehman Brothers Inc. (“Lehman Brothers” or the “Manager”).

RECITALS

On August 30, 2007, pursuant to the Loan Agreement, dated August 30, 2007 among the Company, the Parent, the Guarantors from time to time party thereto and the lenders party thereto (the “Loan Agreement”), the Company borrowed $175,000,000 aggregate principal amount of Senior Unsecured Increasing Rate Loans (the “Loans”).  The Company used the proceeds of the Loans to complete the acquisition of all of the issued and outstanding capital stock of Commercial Envelope Manufacturing Co., Inc.

Reference is made to the conversion, pursuant to Section 2.15 of the Loan Agreement, of the Loans (the “Conversion”) into an equal principal amount of Senior Notes due 2016, which  notes will be issued and guaranteed (the “Guarantees”) pursuant to an Indenture to be dated the date of the Conversion (the “Indenture”), among the Company, the Parent, the Guarantors and a person qualifying as an eligible trustee within the requirements of the TIA (the “Trustee”).

AGREEMENT

The parties agree as follows:

1.      Definitions

Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.  As used in this Agreement, the following capitalized terms shall have the following meanings:

Closing Date means the date of the closing of the Conversion.

Exchange Act means the Securities Exchange Act of 1934, as amended.

FINRA means the Financial Industry Regulatory Authority, Inc.

Freely Tradable means at such time as a Note (i) may be sold to the public pursuant to Rule 144 under the Securities Act by a person that is not an “affiliate” (as defined under the Securities Act) of the Company and (ii) following the one year anniversary of the Closing Date, does not bear any restrictive legends relating to the Securities Act.

Guarantee means the guarantee by any Guarantor of the Company’s obligations under the Indenture.

Guarantors has the meaning set forth in the preamble hereto.

Holder means a Person deemed to be a holder of Transfer Restricted Securities where such Person owns Transfer Restricted Securities of record.

Liquidated Damages has the meaning set forth in Section 3(a) hereof.

Loans has the meaning set forth in the preamble hereto and as defined in the Loan Agreement.

Majority Holders means the Holders of a majority of the aggregate principal amount of Notes registered under a Shelf Registration Statement.

Notes means the Senior Notes due 2016 referred to in the preamble hereto, for so long as such notes constitute Transfer Restricted Securities.

Person means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Prospectus means the prospectus included in any Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Notes covered by such Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

Registrants means the Company and the Guarantors.

Registration Default has the meaning set forth in Section 2(b) hereof.

Registration Expenses has the meaning set forth in Section 5 hereof.

Rule 144 means Rule 144 promulgated under the Securities Act.

SEC means the Securities and Exchange Commission.

Securities Act means the Securities Act of 1933, as amended.

Shelf Registration has the meaning set forth in Section 2(a) hereof.

Shelf Registration Statement means a “shelf” registration statement of the Company or the Parent pursuant to the provisions of Section 2 hereof, which covers some or all of the Notes, as applicable, and the related Guarantees on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

TIA means the Trust Indenture Act of 1939, as amended.

Transfer Restricted Securities means each Note until the earliest to occur of:  (i) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (ii) the date on which such Note is Freely Tradable.

2.      Shelf Registration.  If any of the Notes are not Freely Tradable during the period from the 180th calendar day after the Closing Date to the one year anniversary of the Closing Date the following provisions shall apply to such Notes:

(a)           The Company and the Guarantors shall make commercially reasonable efforts to prepare and file with the SEC, a Shelf Registration Statement relating to the offer and sale of such

Notes and the applicable Guarantees by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and Rule 415 under the Securities Act.

(b)           The Company and the Guarantors shall use their respective commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act and to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus contained therein to be usable by Holders until the earliest of (i) the one year anniversary of the Closing Date; (ii) such time as all of the Notes have been sold thereunder or (iii) the date upon which all Notes covered by such Shelf Registration Statement become Freely Tradable.

3.      Liquidated Damages.  (a)     If either (i) (x) any of the Notes are not Freely Tradable during the period from the 180th calendar day after the Closing Date to the one year anniversary of the Closing Date and (y) the Shelf Registration Statement has not been declared effective by the SEC during the period from the 180th calendar day after the Closing Date to the one year anniversary of the Closing Date, or (ii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose at any time during the period from the 180th calendar day after the Closing Date to the one year anniversary of the Closing Date without being succeeded promptly by a post-effective amendment to the Shelf Registration Statement, that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) and (ii), a “Registration Default”), the Registrants jointly and severally agree to pay liquidated damages (“Liquidated Damages”) to each holder of Transfer Restricted Securities and each Lender equal to increased interest of 50 basis points on the principal amount of Transfer Restricted Securities held by such holder with respect to each week or if less, each portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default.  The interest on the Transfer Restricted Securities shall increase by an additional 50 basis points with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum increase of 150 basis points; provided that the Company shall in no event be required to pay Liquidated Damages for more than one Registration Default at any given time.  All Liquidated Damages shall be calculated based on the actual number of days elapsed and a 360 day year and all accrued Liquidated Damages shall be paid to each record holder of Notes in cash.  Following the cure of all Registration Defaults relating to any particular Note, the accrual of Liquidated Damages with respect to such Registration Default will cease.

(b)           Notwithstanding anything in the preceding paragraph to the contrary, in the event that a Holder of Notes fails to comply with the requirements of the last paragraph of Section 4 within a reasonable and customary time, then from and after such time such Holder shall not be entitled to Liquidated Damages until such Holder complies with the requirements of the last paragraph of Section 4.

All obligations of the Registrants set forth in the preceding paragraphs that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations have been paid in full.  Any holder of Notes may notify the Trustee (and any paying agent under the Indenture) immediately after the occurrence of each and every event which results in the accrual of Liquidated Damages with respect to such Notes.

4.      Registration Procedures.  The Company and the Guarantors shall:

(a)           in connection with any Shelf Registration, prepare and file with the SEC, within the time period provided in Section 2 hereof, a Shelf Registration Statement or Shelf Registration Statements relating to the Shelf Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Notes in accordance with the intended method or methods of distribution thereof and shall include (i) all financial statements (including, if applicable, financial statements of any Person which shall have guaranteed any indebtedness of the Registrants) required by the SEC to be filed therewith and (ii) if the sale is by means of an underwritten offering, any other information that the Manager reasonably believes to be of material importance to the success of such offering, cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by the Manager (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective;

(b)           prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the period set forth in Sections 2(b), or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; comply with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Transfer Restricted Securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement or supplement to the Prospectus;

(c)           notify the selling holders of Notes and the Manager promptly upon actual knowledge of: (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Registrants of any written notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (5) of the happening of any event or the existence of any fact which requires the making of any changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If at any time the Registrants receive actual knowledge that the SEC has issued any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority has issued an order suspending the qualification or exemption from qualification of the Notes under state securities or Blue Sky laws, the Registrants shall use their commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

(d)           [Reserved]

(e)           if requested by the Manager or a holder of Notes being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Manager or the holders of a majority in aggregate principal amount of the Notes being sold agree should be included therein relating to the plan of distribution with respect to such Notes; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided that the Registrants shall not be required to take any action under this Section 4(e) that would in the reasonable judgment of the Registrants violate any applicable law;

(f)           furnish to the Manager without charge, if requested, at least one signed copy of the Shelf Registration Statement and any post-effective amendment thereto;

(g)           deliver to each selling holder of Notes and the Manager, if requested, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Registrants consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Notes and the Manager in connection with the offering and sale of the Notes covered by the Prospectus or any amendment or supplement thereto;

(h)           prior to any public offering of Notes, register or qualify or cooperate with the selling holders of Notes, the Manager and their respective counsel in connection with the registration or qualification of such Notes for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or the Manager reasonably requests in writing and do any and all other acts or things necessary to enable the disposition in such jurisdictions of such Notes; provided that the Registrants will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(i)           cooperate with the selling holders of Notes and the Manager, if any, to facilitate the timely preparation and delivery of certificates representing such Notes to be sold and not bearing any restrictive legends; and enable such Notes to be in such denominations and registered in such names as the Manager may request at least two business days prior to any sale of the Notes;

(j)           use their commercially reasonable efforts to cause the Notes covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities in the United States as may be necessary to enable the seller or sellers thereof or the Manager to consummate the disposition of such Notes;

(k)           following the occurrence of any event contemplated by paragraph (c)(5) above, promptly commence preparation of a supplement or post-effective amendment to the related Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or any other required document for filing so that, as thereafter delivered to the holders of the Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(l)           [Reserved]

(m)           [Reserved]

(n)           not later than the effective date of the Shelf Registration, provide a CUSIP number for all Notes and, to the extent permitted by applicable law, provide the Trustee or transfer agent with printed certificates for the Notes which are in a form eligible for deposit with The Depository Trust Company (“DTC”);

(o)           enter into an underwriting agreement, in form and substance substantially similar to the Underwriting/Purchase Agreement attached as Exhibit M to the Loan Agreement, on not more than one occasion and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Notes and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such transactional representations and warranties to the Manager in form, substance and scope as are customarily made by issuers to underwriters in offerings of debt securities pursuant to comparable underwritten offerings; (2) obtain opinions of counsel to the Registrants and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Manager and the Majority Holders), addressed to each selling holder and the Manager covering the matters customarily covered in opinions requested in underwritten offerings and such other customary matters as may be reasonably requested by such holders and the Manager; (3) obtain “comfort” letters and updates thereof from the Registrants’ independent certified public accountants addressed to such holders and the Manager, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to underwriters in connection with offerings of debt securities pursuant to comparable underwritten offerings; and (4) deliver such documents and certificates as may be requested by the holders of a majority of the Notes being sold and the Manager to evidence compliance with clause (j) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Registrants.  The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

(p)           make available for inspection at reasonable times at each of the Registrants’ principal places of business by the Holders of Transfer Restricted Securities or the Manager, and any attorney or accountant retained by such Holders or the Manager who shall certify to the Registrants that they have a current intention to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement, such relevant financial and other records, pertinent corporate documents and properties of the Registrants and the Guarantors as reasonably requested and cause the Registrants’ and the Guarantors’ officers, directors and employees to respond to such inquiries as shall be reasonably necessary, in the reasonable judgment of counsel to such Holders, to conduct a reasonable investigation; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the selling Holders by one counsel designated by and on behalf of such Holders and, provided, further, that each such party shall be required to maintain in confidence and not disclose to any other Person any information or records reasonably designated by the Registrants as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Registrants prompt prior written notice of such requirement) or (C) such information is required to be set forth in such Shelf Registration Statement or the Prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such Prospectus in order that such Shelf Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made not misleading;

(q)           otherwise use their commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

(r)           cause the Indenture to be qualified under the TIA, provide a Trustee for each of the Notes not later than the effective date of the Shelf Registration, and in connection therewith, cooperate with the Trustee under the Indenture and the holders of the Notes to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and

(s)           make appropriate officers of the Registrants available to the Manager for meetings with prospective purchasers of the Notes and prepare and present to potential investors “roadshow” material in a manner consistent with comparable offerings for resale of high yield debt securities.

The Registrants may require each Holder of Notes as to which any registration is being effected to furnish to the Registrants such information regarding the distribution of such securities as the Registrants may from time to time reasonably request in writing.

5.      Registration Expenses

(a)           All expenses incident to the Registrants’ performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” and their counsel as may be required by the rules and regulations of FINRA), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the Manager or selling holders in connection with blue sky qualifications of the Notes and determination of their eligibility for investment under the laws of such jurisdictions as the Manager or holders of a majority in aggregate principal amount of the Notes being sold may designate), (iii) printing expenses (including expenses of printing certificates for the Notes in a form eligible for deposit with DTC and of printing prospectuses), messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Registrants of all independent certified public accountants (including the expenses of any special audit and “comfort” letters required by or incident to such performance), and of (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Notes or legal expenses of any Person other than the Registrants and the selling holders), (v) the cost of securities acts liability insurance if the Registrants so desires, (vi) internal “roadshow” travel and other expenses incurred in connection with the marketing and sale of the Notes and (vii) fees and expenses in connection with the rating of the Notes by rating agencies, if any (all such expenses being herein called “Registration Expenses”) will be borne by the Registrants, regardless of whether the Shelf Registration Statement becomes effective.  The Registrants, in any event, will pay their own internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Registrants.

(b)           [Reserved]

6.      Indemnification

(a)           Indemnification by the Registrants.  The Registrants jointly and severally agree to indemnify and hold harmless, to the full extent permitted by law, each holder of Notes, their officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, damages, liabilities and expenses incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Shelf Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, and the Registrants agree to reimburse such Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss or action or proceeding in respect thereof, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Registrants by such holder or its counsel expressly for use therein.  The Registrants shall also indemnify the Manager, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

(b)           Indemnification by Holder of Notes.  In connection with the filing of any Shelf Registration Statement, each holder of Notes will furnish to the Registrants in writing such information and affidavits as the Registrants reasonably request for use in connection with any Shelf Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Registrants, their directors and officers and each Person who controls the Registrants (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus or any omission of a material fact required to be stated in the Shelf Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to such holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to the Registrants specifically for inclusion in such Shelf Registration Statement or Prospectus.  In no event shall the liability of any selling holder of Notes hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Notes giving rise to such indemnification obligation.  The Registrants shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Notes to the same extent above with respect to information or affidavit furnished writing by such Persons as provided specifically for any Prospectus or Shelf Registration Statement.

(c)           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) give prompt notice to the Registrants or holder of Notes, as the case may be (in either case, as applicable, an “Indemnifying Party”), of any claim with respect to which it seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person (it being agreed that, where the Parent or the Company is an Indemnifying Party, Hughes Hubbard & Reed LLP is so satisfactory); provided, however, that the Indemnified Party shall have the right to employ one firm of separate counsel (in each jurisdiction) to represent jointly the Indemnified Party and those other Indemnified Parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 7(c) if (i) the Indemnified Party and the Indemnifying Party shall have so mutually agreed; (ii) the Indemnifying Party has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Party; (iii) the Indemnified Party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Indemnifying Party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnified Parties or their respective directors, officers, employees or controlling persons, on the one hand, and the Indemnifying Party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Indemnifying Party.  No Indemnifying Party will consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.  Any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim in any one jurisdiction, unless in the reasonable judgment of such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification hereunder with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

(d)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations, provided that no holder of Notes shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Notes with respect to the sale of any securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.      Rule 144

The Parent and the Company covenants to use commercially reasonable efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if any of them is not required to file such reports, the applicable party will, upon the request of any holder of Notes made after the one year anniversary of the making of the Loans, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and they will take such further action as any holder of Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any holder of Notes, the Registrants will deliver to such holder a written statement as to whether they have complied with such information and filing requirements.

8.      Miscellaneous

(a)           Remedies.  Each holder of Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or granted by law, including recovery of damages, in connection with the breach by the Registrants of their obligations to register the Notes will be entitled to specific performance of its rights under this Agreement.  The Registrants agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)           No Inconsistent Agreements.  The Registrants will not on or after the date of this Agreement enter into any agreement with respect to their securities which (i) is inconsistent with the rights granted to the holders of Notes in this Agreement, (ii) grants to the holders of any securities issued or to be issued by the Company the right to participate in any registration of Notes pursuant to this Agreement or (iii) otherwise conflicts with the provisions hereof.  The rights granted to the holders of Notes hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Registrants’ respective securities under any other agreements.  The

Registrants have not previously entered into, and shall not for the term of this Agreement enter into, any agreement with respect to their securities granting any registration rights to any Person.

(c)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Registrants have obtained the written consent of holders of at least a majority of the principal amount of the outstanding Notes (excluding Notes held by the Company, the Guarantors or one of their respective affiliates); provided that provisions hereunder relating to Liquidated Damages and the payment thereof may not be amended, modified or supplemented, and waivers or consents to departures from such provisions may not be given unless the Registrants have obtained the written consent of holders of at least 66-2/3% of the principal amount of (x) the outstanding Notes (excluding Notes held by the Company, the Guarantors or one of their respective affiliates).

(d)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

(i)            if to the Manager to:
                        Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019
Attention:
Fax: 646-834-8133

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Rod Miller, Esq.
Fax:  (212) 310-8007

(ii)           if to the Cenveo Parties to:

Cenveo Corporation
One Canterbury Green
201 Broad Street
Stamford, CT 06901
Attention:  General Counsel
Fax:  (203) 595-3074

with a copy to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York  10004
Attention:  Ken Lefkowitz
Fax:  (212) 422-4726

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if delivered by facsimile; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

(e)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, all subsequent holders of Notes.

(f)           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           New York Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)           Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Registrants with respect to the securities sold pursuant to the Loan Agreement.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CENVEO, INC.

By:	/s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

CENVEO CORPORATION

By:	/s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

GUARANTORS

Each Entity (other than CRX JV, LLC) listed on Schedule I hereto

By:	/s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

CRX JV, LLC

Cenveo Corporation

By:	/s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

Discount Labels, LLC

By:	/s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

RX JV Holding, Inc.

By:	/s/ Mark S. Hiltwein
Name: Mark S. Hiltwein
Title: Chief Financial Officer

LEHMAN BROTHERS

By:	/s/ Laurie Perper
Name: Laurie Perper
Title: Managing Director

SCHEDULE I

SCHEDULE OF GUARANTORS

Cenveo, Inc.
Discount Labels, LLC
Cenveo Alberta Finance LP
Cenveo Government Printing, Inc.
Cenveo Services, LLC
Cenveo McLaren Morris & Todd Company
Cenveo MM&T Packaging Company
Cenveo Commercial Ohio, LLC
Cenveo Resale Ohio, LLC
Cenveo Omemee LLC
Colorhouse China, Inc.
MMTP Holdings, Inc.
CRX JV, LLC
CRX Holding, Inc.
Rx Technology Corp.
RX JV Holding, Inc.
PC Ink Corp.
Printegra Corporation
Cadmus Printing Group, Inc.
Washburn Graphics, Inc.
Cadmus Journal Services, Inc.
Cadmus Financial Distribution, Inc.
Cadmus Technology Solutions, Inc.
Garamond/Pridemark Press, Inc.
Cadmus Delaware, Inc.
Cadmus UK, Inc.
Expert Graphics, Inc.
Cadmus Government Publication Services, Inc.
Cadmus Marketing Group, Inc.
American Graphics, Inc.
Cadmus Direct Marketing, Inc.
Cadmus Interactive, Inc.
Cadmus Marketing, Inc.
Cadmus/O’Keefe Marketing, Inc.
Old TSI, Inc.
Cadmus Investments, LLC
Port City Press, Inc.
Science Craftsman Incorporated
Cadmus International Holdings, Inc.
CDMS Management, LLC,
Vaughan Printers Incorporated
VSUB Holding Company
Madison/Graham ColorGraphics, Inc.
Madison/Graham ColorGraphics Interstate Services, Inc.
Commercial Envelope Manufacturing Co., Inc.
Berlin & Jones Co., LLC
Heinrich Envelope, LLC
Cenveo CEM, LLC
Cenveo CEM, Inc.

CNMW Investments, Inc.
Rex Corporation
136 Eastport Road, LLC

2